April 1, 2022

BNY MELLON STOCK FUNDS

-BNY Mellon International Core Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary the information contained in "Fees and Expenses – Annual Fund Operating Expenses" in the fund's summary prospectus and "Fund Summary – Fee and Expenses – Annual Fund Operating Expenses" in the fund's prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.80	.80	.80	.80
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Administration fee	.10	.10	.10	.10
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	.26	.27	.32	.10
Total other expenses	.61	.62	.42	.20
Total annual fund operating expenses	1.41	2.17	1.22	1.00
Fee waiver and/or expense reimbursement**	(.36)	(.37)	(.37)	(.15)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.05	1.80	.85	.85

** The fund's investment adviser and administrator, BNY Mellon Investment Adviser, Inc., has contractually agreed, until February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85%. On or after February 1, 2023, BNYM Investment Adviser may terminate this expense limitation agreement at any time.

0720STK0422